Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combination Disclosure [Text Block]
Note 4 — Business Combinations

Business Combination — Sorin Asset Purchase Agreement

On April 9, 2010, Cytomedix, through its wholly owned subsidiary, and Sorin entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which Cytomedix agreed to buy all title and interest in certain assets of and assume certain liabilities in Sorin’s operation of the Angel® and activAT® product lines (including the whole blood separation system, the blood processing kit and blood accessing kit) (the “Business Assets” or “Angel® Business”). The Angel® System is a device that utilizes validated blood separation technology to separate platelets and plasma from other components of a patient’s blood. The device provides the necessary flexibility and sophistication for more complex clinical situations. The activAT® technology facilitates the preparation of autologous human thrombin and currently is sold in Europe and Canada. The Angel® Business acquired from Sorin will provide Cytomedix with immediate access to surgical markets. By acquiring the Angel® Business, Cytomedix became the only supplier of PRP technology with FDA cleared indications for topical use and surgical use.

Pursuant to the terms of the Agreement, the consideration for the acquisition was $7 million, to be paid as follows: (i) $2 million paid on closing and (ii) $5 million to be paid in accordance with a Secured Promissory Note with interest accruing at 2.7% per annum (the “Promissory Note”). On April 28, 2011, we entered into a settlement agreement with Sorin pursuant to which (i) the Company paid in full the remaining amount due on the Promissory Note and (ii) the parties agreed to settle disputes that had arisen between them related to certain ancillary agreements entered into at the time of acquisition.

The Company accounted for the acquisition of the Angel Business using acquisition accounting and, accordingly, allocated the total purchase consideration of approximately $6 million to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition, with the excess being assigned to goodwill. The allocation of total purchase consideration was as follows:

Inventory	$1,151,035
Intangibles	3,383,000
Property and equipment	768,000
Net assets acquired	$5,302,035
Excess of costs of acquisition over net assets acquired	$706,823

The Company incurred approximately $60,000 of expenses related to this acquisition, which are included in general and administrative expense in the Company’s statement of operations in 2010.

Business Combination — Aldagen, Inc.

Cytomedix develops, sells, and licenses regenerative biological therapies intended to aid the human body in regenerating/healing itself, to primarily address the areas of wound care, infection control, and orthopedic surgery. On February 8, 2012, the Company acquired control of Aldagen, Inc. (“Aldagen”) by purchasing all of Aldagen’s issued and outstanding capital stock and convertible promissory notes. The acquisition of Aldagen allows the Company to expand its approach to developing regenerative biological therapies, by using Aldagen’s proprietary ALDH bright cell (“ALDHbr”) technology.

As initial consideration, Cytomedix issued 135,398 shares of its Series E Convertible Preferred Stock (the “Series E Preferred Stock”) to Aldagen’s former investors. In May 2012, the Series E Preferred Stock automatically converted into shares of common stock pursuant to its terms, in a 100-for-1 shares ratio, upon the Company’s filing of an amended Certificate of Incorporation to increase the number of authorized shares of common stock. In July 2012, Aldagen’s former investors agreed to release 139,830 Common shares held in escrow to offset their liability for excess transaction expenses incurred by the Company in its acquisition of Aldagen; the Company believes that the impact of this measurement period adjustment was not material and, accordingly, recorded the adjustment in the third quarter 2012.

In addition to the Series E Preferred Stock, Aldagen’s former investors have the right to receive up to 20,309,723 shares of the Company’s common stock (the “Contingent Consideration”), contingent upon the achievement of certain milestones related to the current ALD-401 Phase 2 clinical trial. On February 18, 2013, the Company and Aldagen Holdings, LLC, a North Carolina limited liability company (“Aldagen Holdings”), executed an amendment to the Contingent Consideration (see Note 23). Finally, each holder of warrants to acquire shares of Aldagen capital stock agreed to exchange the Aldagen warrants for warrants to acquire an aggregate of 2,115,596 shares of the Company’s common stock with an exercise price of $1.42 per share (the “Replacement Warrants”). Each Replacement Warrants expire December 31, 2014 and, subject to call provisions of the Replacement Warrants, are exercisable as follows: (i) commencing on the issuance date, for up to 30% of the total shares of the Company’s common stock exercisable under the Replacement Warrants, and (ii) upon issuance of the final tranche of the Contingent Consideration, for the remaining balance of the shares under the Replacement Warrants. The Replacement Warrants contain exercise price adjustments, cashless exercise and other provisions customary to instruments of this nature. As part of the acquisition of Aldagen, the Company incurred approximately $528,000 in acquisition costs in 2012. These costs are included in operating expenses as follows:

Consulting expenses	$274,000
Professional fees	225,000
General and administrative expenses	29,000
Total acquisition costs	$528,000

Simultaneous with the closing of the Acquisition, the Company executed several other transactions, which are not considered part of the purchase consideration, as follows.

Issuance of Common Stock

On February 8, 2012 and simultaneous with the closing of the Acquisition, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors, with respect to the sale of shares of its common stock, for gross proceeds of $5 million. See Note 17.

Redemption of Series A and Series B Redeemable Convertible Preferred Stock

The Company redeemed all outstanding shares of its Series A and Series B Convertible Preferred Stock, for $207,000 in cash, pursuant to their terms. See Note 17.

Series D Convertible Preferred Stock Conversions

All holders of the Company’s outstanding Series D Convertible Preferred Stock (the “Series D Preferred Stock”) purchased in a private placement of the Company’s securities in April 2010 converted those preferred shares into shares of the Company’s common stock prior to the original redemption date of April 2013, under the terms of such securities at the conversion price of $0.4392 per share (or $0.558 per share in case of affiliates), for the total of 7,790,350 shares of common stock, which included 330,000 shares of common stock representing forgone dividend payments to such holders through April 2013. See Note 17.

Warrant Exercises

An offer was extended to certain holders of Company warrants (holding warrants to purchase approximately 5.7 million shares of the Company’s common stock) acquired in previously reported transactions in 2010 and 2011 requesting them to exercise their respective warrants pursuant to the terms of individually negotiated and executed warrant exercise agreements, in exchange for additional equity considerations. In consideration for such early exercises and estimated proceeds of approximately $2.8 million, the Company agreed to issue additional warrants to purchase an aggregate of 1,180,547 shares of common stock, at an exercise price per share of $1.42. Each warrant expires December 31, 2014 and, subject to call provisions of the warrant, is exercisable as follows: (i) commencing on the issuance date, for up to 30% of shares of the Company’s common stock under each warrant, and (ii) upon issuance of the final tranche of the Contingent Consideration, for the remaining balance of the warrant. Each warrant also contains exercise price adjustments, cashless exercise and other provisions customary to the instruments of this nature. See Note 17.

Post-Combination Stock-Based Compensation

Each outstanding option to acquire shares of Aldagen capital stock was cancelled and, in satisfaction of a closing condition, the Company’s Board granted approximately 1.7 million options to acquire shares of the Company’s stock to certain newly added employees, officers, directors and advisors under the Company’s Long-Term Incentive Plan. The new options vest during a post-combination service period and will be expensed during such service period. See Note 17.

The following table represents the allocation of the purchase consideration to the assets acquired and liabilities assumed on February 8, 2012. It has been revised to reflect an immaterial measurement period change (See Note 12):

Estimated Fair Value
Purchase Consideration:
Series E Preferred Stock	$18,760,610
Contingent Consideration	11,109,020
Replacement Warrants	1,883,751
Total Consideration	$31,753,381
Tangible Assets Acquired:
Cash	$24,563
Receivables	35,394
Property and equipment	772,486
Other	87,391
Identifiable Intangible Assets Acquired:
IPR&D Technology	29,585,000
Trademarks and Tradename	1,990,000
Liabilities Assumed:
Accounts Payable and Accrued Expenses	(1,044,530)
Other	(118,617)
Goodwill	421,694
$31,753,381

As the Series E Preferred Stock contains no liquidation preferences or special dividend rights, and is automatically converted into common stock once sufficient common stock is authorized, the Company determined that its fair value is essentially the same as the fair value of the underlying common stock into which it is exchangeable. Accordingly, the Company valued the Series E Preferred Stock using the closing price of its common stock on the acquisition date. The Series E Preferred Stock was converted into common stock in May 2012.

Aldagen’s former investors have the right to receive up to 20,309,723 shares of the Company’s common stock contingent upon the achievement of certain milestones related to the current ALD-401 Phase 2 clinical trial. The total undiscounted value of the contingent consideration assuming the successful completion of all specified milestones and using the Company’s stock price as of the acquisition date is approximately $28.4 million. As of the acquisition date, the Company recorded $11.1 million in contingent consideration classified as a liability, subject to remeasurement (mark to market) at every balance sheet date, until sufficient common stock is authorized. The Company determined the fair value of the contingent consideration with the assistance of a third party valuation expert; the fair value was determined using a probability weighted cash flow approach, which includes unobservable inputs such as projected achievement of certain technical milestones, the estimated dates of the achievement of the milestones, and discount rate. Upon the authorization of sufficient common stock, the contingent consideration will be reclassified to equity, at its current fair value, and remeasurement will cease. Sufficient common stock was authorized in May 2012. On February 18, 2013, the Company and Aldagen Holdings, executed an amendment to the Contingent Consideration (see Note 23).

The Company determined the fair value of the Replacement Warrants using the Black-Scholes option pricing model. The Black-Scholes option pricing model requires the use of unobservable inputs such as the expected term, anticipated volatility and expected dividends.

Identifiable intangible assets associated with trademarks and tradenames will be amortized on a straight-line basis over their estimated useful lives of 20 years. Identifiable intangible assets associated with IPR&D are initially classified as indefinite lived; such classification will be reassessed every reporting period based on the status of the research and development projects. Goodwill, primarily related to expected clinical and commercial synergies gained from combining operations, sales growth from future product offerings and customers, together with certain intangible assets that do not qualify for separate recognition, including assembled workforce, which is not tax deductible since the transaction was structured as a tax-free exchange, is considered an indefinite lived asset.

Aldagen recognized approximately $217,000 of revenue and $5,542,000 of net losses from the acquisition date through December 31, 2012, which results are included in the Company’s 2012 consolidated financial statements.

The following unaudited pro forma financial information summarizes the results of operations for the periods indicated as if the purchase of Aldagen had been completed as of January 1, 2011. Pro forma information primarily reflects adjustments relating to (i) elimination of the interest on Aldagen’s promissory notes, (ii) additional stock-based compensation expense, (iii) elimination of the impact of the changes in the fair value of Aldagen’s derivative liabilities, and (iv) the amortization of intangibles acquired. The pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of January 1, 2011 or that may be obtained in the future.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Total revenues	$2,103,000	$3,085,000	$10,564,000	$7,871,000
Net loss	$(3,834,000)	$(929,000)	$(20,338,000)	$(9,237,000)